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                                                                   EXHIBIT 10.31

Prepared by and after recording,
return to:

Rex A. Palmer, Esq.
Mayer, Brown & Platt
190 S. LaSalle Street
Chicago, IL 60603

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                 GEORGIA LEASE SUPPLEMENT NO. ONE AND SHORT FORM

         THIS GEORGIA LEASE SUPPLEMENT NO. ONE (this "Lease Supplement") dated as of July 31, 1997 between SUNTRUST BANKS, INC., with an address at 25 Park Place, Atlanta, Georgia 30303, as the lessor (the "Lessor"), and CHOICEPOINT INC., with an address of 1000 Alderman Drive, Alpharetta, Georgia 30005, a Georgia corporation, as lessee (the "Lessee").

         WHEREAS Lessor is the owner of the Land described on Schedule I hereto and wishes to lease the Land together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions; Interpretation. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Lease Agreement, dated as of July 31, 1997, between Lessee and Lessor; and the rules of interpretation set forth in Appendix A to the Lease shall apply to this Lease Supplement.

TO THE EXTENT THIS LEASE SUPPLEMENT AND THE LEASE ARE A DEED TO SECURE DEBT AND SECURITY AGREEMENT, THIS INSTRUMENT IS A "CONSTRUCTION MORTGAGE" AS THAT TERM IS DEFINED IN O.C.G.A. ss. 11- 9-313(1)(c).


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         SECTION 2. The Properties. Attached hereto as Schedule I is the description of certain Land (the "Subject Property"). Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, such Land, together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease shall be subject to the terms and provisions of the Lease and Lessor hereby demises, leases, grants, conveys, transfers and assigns the Subject Property to Lessee to the extent of those interests, rights, titles, estates, powers and privileges provided for in the Lease, the provisions of which are incorporated herein by this reference. The Subject Property does not include any inventory of Lessee held by Lessee for resale or rental.

         SECTION 3. Amendments to Lease with Respect to Subject Property. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the following terms and provisions shall apply to the Lease with respect to the Subject Property:

                  3.1 ARTICLE IV of the Lease is hereby amended to include the following to the extent the Lease and the Lease Supplement are a deed to secure debt and security agreement creating for Lessor and any successor thereto title and a security interest and security title in the Subject Property: LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT LESSEE MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE EXCEPT AS MAY BE EXPRESSLY PROVIDED FOR IN THE OPERATIVE DOCUMENTS OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO LESSOR BY THIS LEASE AND LEASE SUPPLEMENT, AND WAIVES LESSEE'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE UNDER POWER DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS LEASE AND LEASE SUPPLEMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT PRIOR NOTICE EXCEPT AS MAY BE EXPRESSLY PROVIDED FOR IN THE OPERATIVE DOCUMENTS OR JUDICIAL HEARING OR BOTH. LESSEE FURTHER HEREBY EXPRESSLY WAIVES ALL HOMESTEAD EXEMPTION RIGHTS, IF ANY, WHICH LESSEE OR LESSEE'S FAMILY MAY HAVE PURSUANT TO THE CONSTITUTION OF THE UNITED STATES, THE STATE OF GEORGIA OR ANY OTHER STATE OF THE UNITED STATES, IN AND TO THE PREMISES AS AGAINST THE COLLECTION OF THE INDEBTEDNESS, OR ANY PART THEREOF. ALL WAIVERS BY LESSEE IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY BY LESSEE, AFTER LESSEE HAS BEEN AFFORDED AN OPPORTUNITY TO BE INFORMED BY COUNSEL OF LESSEE'S CHOICE AS TO POSSIBLE ALTERNATIVE RIGHTS. LESSEE'S EXECUTION OF THIS LEASE AND LEASE SUPPLEMENT SHALL BE CONCLUSIVE EVIDENCE OF THE WAIVER AND


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         THAT SUCH WAIVER HAS BEEN VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY
         MADE.

                  3.2 ARTICLE XI of the Lease is hereby deleted in its entirety and inserted in lieu thereof is the following:

                  Lessor and Lessee intend that the Lease and this Lease Supplement be treated, for accounting purposes, as an operating lease creating a leasehold estate, and not merely a usufruct. For all other purposes, Lessee and Lessor intend that the transaction represented by this Lease be treated as a financing transaction; for such purposes, it is the intention of the parties hereto (i) that this Lease be treated as a deed to secure debt and security agreement, creating for Lessor and any successor thereto legal title to a portion of the Subject Property constituting real property pursuant to the laws of the State of Georgia governing deeds to secure debt and a present and continuing security interest and security title in the portion of the Subject Property constituting personal property or fixtures, and not as a mortgage, (ii) that Lessor shall have, as a result of such determination, all of the rights, powers and remedies of the holder of a deed to secure debt available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) the Subject Property, (iii) that the effective date of such deed to secure debt shall be the effective date of this Lease, (iv) that the recording of this Lease or a Lease Supplement shall be deemed to be the recording of such deed to secure debt, (v) that for such purposes the Lessee hereby GRANTS, BARGAINS, SELLS, CONVEYS, AND TRANSFERS, the Subject Property to the Lessor, and (vi) that such deed to secure debt shall secure payment and performance of: (a) the Lease and the other Operative Documents and all of the other Obligations (collectively, the "Lessee Liabilities"), together with any and all renewals and/or extensions of the Lessee Liabilities, bearing interest and default interest and payable as therein provided in installments, the final installment of which is due and payable on July 31, 2007, if not sooner paid or accelerated; provided, however, that notwithstanding anything herein to the contrary, the maximum principal amount of the Lessee Liabilities secured hereby at any one time shall not exceed Twenty-Two Million


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                  Dollars ($22,000,000), plus all costs of enforcement and
                  collection of this Lease and the other Operative Documents as provided for pursuant to such documents; (b) any and all additional advances made by Lessor to protect or preserve the Subject Property or the lien hereof on the Subject Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not the original Lessee remains the owner of the Subject Property at the time of such advances); and (c) any and all other indebtedness, however incurred, which may now or hereafter be due and owing from Lessee to Lessor, now existing or hereafter coming into existence, however, and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations and extensions thereof.

                  3.3 "Reasonable fees of attorneys" and similar terms as used in the Lease shall mean reasonable fees of attorneys actually incurred without regard for any statutory presumption."

                  3.4 Section 13.1(c) of the Lease is hereby deleted in its entirety and inserted in lieu thereof is the following:

                  (c) To the extent the Lease and the Lease Supplement are a deed to secure debt and security agreement creating for Lessor and any successor thereto title and a security interest and security title in the Subject Property, Lessor may, at its option and election and without notice to Lessee, do any one or more of the following:

                                    (i)  Acceleration of Lessee Liabilities.
                           Lessor may immediately declare all or any portion of the Lessee Liabilities to be immediately due and payable, whereupon the same shall be and shall become due and payable forthwith without presentment, demand, protest or notice of any kind, all of which are expressly waived by Lessee.

                                    (ii) Entry and Possession. Lessor may enter
                           upon the Subject Property or any part thereof and take possession thereof, excluding therefrom Lessee and all Lessors, employees and representatives of Lessee; employ a manager of the Subject Property or any part thereof; hold, store, use, operate, manage, control, maintain and lease


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                           the Subject Property or any part thereof; conduct
                           business thereon; make all necessary and appropriate repairs, renewals and replacements; insure or keep the Subject Property insured; and carry out or enter into agreements of any kind with respect to the Subject Property.

                                    (iii) Collection of Rent. Lessor may collect
                           and receive all Rent, and apply the same to the Lessee Liabilities, after deducting therefrom all costs, charges and expenses of taking, holding, managing and operating the Subject Property, including the reasonable fees and expenses of Lessor's attorneys and Lessors actually incurred without regard for any statutory presumption.

                                    (iv) Payments. Lessor may pay any sum or
                           sums deemed necessary or appropriate by Lessor to protect the Subject Property or any part thereof or Lessor's interest therein.

                                    (v) Other Remedies. Lessor may exercise all
                           rights and remedies contained in any other instrument, document, agreement or other writing now or hereafter evidencing or securing the Lessee Liabilities or any part thereof, or heretofore, concurrently herewith or in the future executed by Lessee in favor of Lessor in connection with any transaction resulting in the Lessee Liabilities or any part thereof.

                                    (vi) Appointment of Receiver. Lessor may
                           make application to any court and be entitled to the appointment of a receiver to take charge of the Subject Property or any part thereof without alleging or proving, or having any consideration given to, the insolvency of Lessee, the value of the Subject Property as security for the Lessee Liabilities or any other matter usually incident to the appointment of a receiver.

                                    (vii)  UCC Remedies.  With respect to the
                           personal property and fixtures in which a security interest is herein granted, at Lessor's option, Lessor may exercise any or all of the rights accruing to a secured party under this instrument, the Uniform Commercial Code (O.C.G.A. ss.ss. 11-9-101 et seq.) and any other applicable law. Lessee shall, if Lessor requests, assemble all such personal property and make it available to Lessor


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                           at a place or places, to be designated by Lessor,
                           which shall be reasonably convenient to Lessee and Lessor. Any notice required to be given by Lessor of a public or private sale, lease or other disposition of the personal property or any other intended action by Lessor shall be addressed to the Lessee at the address set forth in Schedule 8.2, attached hereto and by this reference made a part hereof, or such other address as the Lessee shall specify to the Lessor and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service; (ii) the Business Day received, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business Day (or on the next Business Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid. Such notice shall be provided to Lessee, at least five (5) business days prior to such proposed action, and if so given shall constitute reasonable and fair notice to Lessee of any such action.

                                    (viii) Power of Sale. Lessor may sell the
                           Subject Property, or any part or parcel thereof or any interest of Lessee therein separately, at Lessor's discretion, with or without taking possession thereof, at a public sale or public sales before the courthouse door of the county in which the Subject Property or any part thereof is located, to the highest bidder for cash, after first giving notice of the time, place and terms of such sale or sales by advertisement published once a week for four weeks (without any regard for the number of days between the date the first such notice is published and the date on which any such sale commences) in the newspaper in which advertisements of sheriff's sales are published in such county. Such advertisement so published shall be notice to Lessee, and Lessee hereby expressly waives all other notices. Lessor may bid and purchase at any such sale, and Lessor, as Lessor and attorney-in-fact for Lessee and in Lessee's name, may execute and deliver to the purchaser or purchasers at any such sale a sufficient conveyance of the Subject Property, or the part or parcel thereof or the interest therein which is sold. Lessor's conveyance may contain


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                           recitals as to the occurrence of any event of default
                           under this Security Deed, and such recitals shall be presumptive evidence that all preliminary acts prerequisite to any such sale and conveyance were in all respects duly complied with. The recitals made by Lessor shall be binding and conclusive upon Lessee, and the sale and conveyance made by Lessor shall divest Lessee of all right, title, interest and equity that Lessee may have or have had in, to and under the Subject Property, or the part or parcel thereof or the interest therein which is sold, and shall vest the same in the purchaser or purchasers at such sale or sales. Lessor may hold one or more sales hereunder until the Lessee Liabilities have been satisfied in full. Lessee hereby constitutes and appoints Lessor as Lessee's agent and attorney-in-fact to make such sale or sales, to execute and deliver such conveyance or conveyances, and to make such recitals, and Lessee hereby ratifies and confirms all of the acts and doings of Lessor as Lessee's agent and attorney-in-fact hereunder. Lessor's agency and power as attorney-in-fact hereunder are coupled with an interest, cannot be revoked by bankruptcy, insolvency, incompetency, death, dissolution or otherwise, and shall not be exhausted until the Lessee Liabilities have been satisfied in full. The proceeds of each sale by Lessor hereunder shall be applied first to the costs and expenses of the sale and of all proceedings in connection therewith (including without limitation the reasonable fees and expenses of Lessor's attorneys actually incurred in connection therewith without regard for any statutory presumption), then to the payment of the balance of the Lessee Liabilities, and the remainder, if any, shall be paid to Lessee or to the parties entitled thereto by law. If the proceeds of any sale are not sufficient to pay the Lessee Liabilities in full, Lessor shall determine, at Lessor's option and in Lessor's discretion, the portions of the Lessee Liabilities to which the proceeds (after deducting therefrom the costs and expenses of the sale and all proceedings in connection therewith) shall be applied and in what order the proceeds shall be so applied. Lessee covenants and agrees that, in the event of any sale pursuant to the agency and power herein granted, Lessee shall be and become a tenant holding over and shall deliver possession of the Subject Property, or the part thereof or


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                       interest therein sold, to the purchaser or purchasers
                       at the sale or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over.

                  3.5. Lessee represents and warrants Lessor that neither all of the Subject Property nor any part thereof is to be used as a dwelling place by Lessee at the time this Lease Supplement is entered into and, accordingly, the notice requirements of O.C.G.A. ss. 44-14-162.2 shall not be applicable to any exercise of the power of sale contained in this Lease Supplement.

                  3.6. The interest of Lessor under this Lease Supplement and the liability and obligation of Lessee for the payment of the Lessee Liabilities arise from a "commercial transaction" within the meaning of O.C.G.A. ss. 44-14-260(1). Accordingly, pursuant to O.C.G.A. ss. 44-14-263, Lessee waives any and all rights which Lessee may have to notice prior to seizure by Lessor of any interest in personal property of Lessee which constitutes part of the Subject Property, whether such seizure is by writ of possession or otherwise.

                  3.7. To the extent the Lease and the Lease Supplement are a deed to secure debt and security agreement creating for Lessor and any successor thereto title and a security interest and security title in the Subject Property, Lessee warrants that Lessee has good and marketable fee simple title to the Subject Property, that Lessee is lawfully seized and possessed of the Subject Property, that Lessee has the right to convey the Subject Property, that the Subject Property is unencumbered except for those matters expressly set forth in Exhibit "B" attached hereto and by this reference made a part hereof, and that Lessee shall forever warrant and defend the title to the Subject Property, against the claims of all persons whomsoever.

                  3.8 To the extent the Lease and this Lease Supplement are a deed to secure debt and security agreement, then should the indebtedness secured by such deed to secure debt be paid according to the tenor and effect thereof when the same shall become due and payable, and should Lessee perform all covenants contained in such deed to secure debt in a timely manner, then the deed to secure debt shall be cancelled and surrendered.

         SECTION 4. Ratification; Incorporation. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease


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Supplement) are by this reference incorporated herein and made a part hereof.

         SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA.

         SECTION 7. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.


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         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease
Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

Signed, sealed and delivered              SUNTRUST BANKS, INC., as the
before me this 28th day of                  Lessor
July, 1997.

                                          By /s/ W. P. O'Halloran
                                            -----------------------------------
/s/ R. Todd Shutley                         Name: William P. O'Halloran
--------------------------------                  -----------------------------
Unofficial Witness                          Title:  SVP & Controller
                                                  -----------------------------
/s/ Cheryl T. Lee
--------------------------------
Notary Public

[NOTARIAL SEAL]

My Commission Expires:

     1-30-2000
---------------------
  LEASE AGREEMENT

Signed, sealed and delivered                   CHOICEPOINT INC., as the
before me this 28th day of                       Lessee
July, 1997.


                                               By:/s/ Doug C. Curling
                                                  ------------------------------
/s/ Kathleen J. Watkins                        Name: Doug C. Curling
-----------------------------------                  ---------------------------
Unofficial Witness                               Title: Executive Vice President
                                                        ------------------------
                                                        Chief Financial Officer
                                                        ------------------------
/s/ Laura K. Peterson
-----------------------------------
Notary Public


[NOTARIAL SEAL]

My Commission Expires:
Notary Public Cobb County, Georgia
My Commission Expires June 24, 2000
-----------------------------------


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